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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):     March 17, 2005
                                   ------------------------



                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-10786                 13-3032158
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


  702 Spirit 40 Park Drive, Chesterfield, Missouri                 63005
-----------------------------------------------------       --------------------
      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number,
including area code                                      (636) 530-8000
                                                  ----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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 Item 7.01.  Regulation FD Disclosure.

     On March 17, 2005, Insituform Technologies, Inc. (the "Company") held a conference call to announce and discuss its financial results for the fiscal quarter and year ended December 31, 2004. A transcript of the conference call is furnished herewith as Exhibit 99.2.

     This Current Report on Form 8-K/A (this "Form 8-K/A") amends and supplements the Current Report on Form 8-K filed by the Company on March 22, 2005, to report the issuance on March 16, 2005 of an earnings release announcing the Company's financial results for the fiscal quarter and year ended December 31, 2004, and debt covenant resolution.

     The information in this Form 8-K/A, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 9.01.   Financial Statements and Exhibits.

     (c)     Exhibits.

             See the Index to Exhibits attached hereto.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INSITUFORM TECHNOLOGIES, INC.


                                By:  /s/ David F. Morris
                                   ---------------------------------------------
                                   David F. Morris
                                   Vice President, General Counsel and Secretary

Date:  March 30, 2005


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                                INDEX TO EXHIBITS

Exhibit   Description
-------   -----------

99.1 Earnings Release of Insituform Technologies, Inc., dated March 16, 2005, announcing its financial results for the fiscal quarter and year ended December 31, 2004, and debt covenant resolution, filed as
          Exhibit 99.1 to the Company's Current Report on Form 8-K, dated March 22, 2005, is incorporated herein by reference.

99.2 Transcript of Insituform Technologies, Inc.'s March 17, 2005 conference call held to announce and discuss its financial results for the fiscal quarter and year ended December 31, 2004, filed herewith.